Exhibit 10.51

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) is entered into as of August 26, 2016 (the “Effective Date”), by and between PARTNERS FOR GROWTH IV, L.P. (“PFG”) and BORQS International Holding Corp, a company duly incorporated and validly existing under and by virtue of the Laws of The Cayman Islands, registered under company number 192127 and with its registered office at P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (“Grantor”), with reference to the following facts:

A. PFG and a Subsidiary of Grantor (as Borrower), are parties to that certain Loan and Security Agreement of even date with this Agreement (as amended from time to time, the “Loan Agreement”). (Capitalized terms used herein have the meaning assigned in the Loan Agreement.)

B. Grantor has guaranteed the Obligations of each Borrower under the Loan Agreement pursuant to a Debenture of even date with the Loan Agreement, pursuant to which Grantor has granted to PFG a security interest in all Charged Assets. Charged Assets include without limitation certain Intellectual Property (including without limitation the Intellectual Property described herein) owned by Grantor.

Grantor agrees as follows:

1. To secure performance of all of its “Obligations” as defined in the Loan Agreement, Grantor grants to PFG a security interest in all of Grantor’s right, title and interest in Grantor’s “Intellectual Property”, including without limitation (i) the trademarks and servicemarks listed or required to be listed from time to time on Schedule A hereto, whether registered or not, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, and (ii) the patents and patent applications listed or required to be listed from time to time on Schedule B hereto and all like protections including, without limitation, all improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, (iii) all copyrights, maskworks, software, computer programs and other works of authorship listed or required to be listed from time to time on Schedule C hereto, and all extensions and renewals thereof, (iv) all domain names and domain name rights owned by it and used in connection with its business and that of its Subsidiaries, all legal and equitable rights in domain names and ownership thereof, domain registry, domain servers, web hosting and related contracts, services and facilities (collectively, “Domain Rights”) listed or required to be listed from time to time on Schedule D hereto, and all extensions and renewals thereof, and (iv) all rights to recover for past or future infringement of any of the foregoing, and (v) all right, title and interest in and to any and all present and future license agreements with respect to any of the foregoing, and (vi) all present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to any of the foregoing and provided that if any asset cannot be secured without consent of a third party (and such consent is not given), this Agreement will constitute security over all proceeds and other amounts receivable from such asset.

2. Grantor represents and warrants that (i) listed on Schedule A hereto are all trademark registrations and pending registrations owned or controlled by Grantor, (ii) listed on Schedule B are all patents and patent applications owned or controlled by Grantor, (iii) listed on Schedule C are all copyrights, software, computer programs, mask works, and other works of authorship owned or controlled by Grantor which are registered with the United States Copyright Office and the copyright registry of each other applicable jurisdiction, wherever located, and (iv) listed on Schedule D are all Domain Rights in which Grantor has any legal, contractual or equitable right. Grantor shall: (a) protect, defend and maintain the validity and enforceability of its intellectual property, other than intellectual property of immaterial business and monetary value that Grantor’s executive management has made a determination not to maintain; (b) promptly advise PFG in writing of material infringements of its intellectual property; and (c) not allow any intellectual property material to Grantor’s business to be abandoned, forfeited or dedicated to the public without PFG’s written consent. If, before the Obligations have been paid and/or performed in full, Grantor shall (i) adopt, use, acquire or apply for registration of any trademark, service mark or trade name, (ii) apply for registration of any patent or obtain any patent or patent application; (iii) create or acquire any published or material unpublished works of authorship material to the business that is or is to be registered with the U.S. Copyright Office or any non-U.S. equivalent or other Governmental Body; or (iv) register or acquire any domain name or domain name rights, then the provisions of Section 1 shall automatically apply thereto, and Grantor shall provide PFG written notice thereof concurrently with delivery of Borrower’s monthly compliance certificate. Grantor shall further provide PFG with all information and details relating to the foregoing and shall take such further actions as PFG may reasonably request from time to time to perfect or continue the perfection of PFG’s interest in such intellectual property.

3. This Agreement is being executed and delivered pursuant to the Loan Agreement; nothing herein limits any of the terms or provisions of the Loan Agreement, and PFG’s rights hereunder and under the Loan Agreement are cumulative. This Agreement, the Loan Agreement and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and oral understandings between the parties. This Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto; provided, however, and notwithstanding the foregoing, PFG may amend the Schedules hereto from time to time when it becomes aware of new Intellectual Property subject to this Agreement. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys’ fees) from the non-prevailing party. This Agreement and all acts, transactions, disputes and controversies arising hereunder or relating hereto, and all rights and obligations of PFG and Grantor shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California.

4. Grantor agrees that simultaneously with the execution of this Agreement, and thereafter upon any amendment of Schedule A, Schedule B, Schedule C or Schedule D, the appropriate entities constituting Grantor shall execute notices in the forms appended hereto (each, a “Notice”), as appropriate, with respect to all of the pledged Intellectual Property, now owned or hereafter acquired, and shall deliver each Notice to PFG for the purpose of recordation at the U.S. Patent and Trademark Office or the U.S. Copyright Office, with any patent or trademark registry outside of the United States or otherwise, as appropriate. Whether or not Grantor executes such a Notice reflecting new Intellectual Property, Grantor hereby irrevocably appoints PFG as its lawful attorney-in-fact without any further authorization to file such notices, liens or other instruments as may be customary from time to time for PFG to perfect security interests in Grantor’s Intellectual Property. With respect to the power of attorney granted in the attached Domain Rights Collateral Agreement and Notice, so long as no default has occurred and is continuing under the Loan Documents, PFG shall not take any action referenced therein in the name of Grantor.

[Signature Page Follows]

Address of Grantor:	BORQS International Holding Corp

P.O. Box 309
Ugland House
Grand Cayman KY1-1104
Cayman Islands	By:	/s/ William Wong
	Name:	William Wong
	Title:	Director

	By:	/s/ Wong wai Leung Joseph
	Name:	Wong Wai Leung Joseph
	Title:	Director

Address of PFG:	PARTNERS FOR GROWTH IV, L.P.
Partners for Growth IV, L.P.
1660 Tiburon Blvd., Suite D
Tiburon, California 94920

By:

Name:

	Title:	Manager, Partners for Growth IV, LLC
Its: General Partner

Intellectual Property Security Agreement Signature Page

SCHEDULE A

BORQS International Holding Corp

Trademark Schedule

None at Effective Date

SCHEDULE B

BORQS International Holding Corp

Patent Schedule

None at Effective Date

SCHEDULE C

BORQS International Holding Corp

COPYRIGHTS

None at Effective Date

SCHEDULE D

BORQS International Holding Corp

DOMAIN RIGHTS

Domain Name	Service Provider Contact Detail and Account number (if any)	Owner and Registrar or Administrative Contact of Record	Expiry Date of Domain
None at Effective Date

TRADEMARK COLLATERAL AGREEMENT AND NOTICE

This Trademark Collateral Agreement and Notice dated as of August __, 2016 (“Trademark Agreement”), is between BORQS International Holding Corp, a company duly incorporated and validly existing under and by virtue of the Laws of The Cayman Islands, registered under company number 192127 and with registered office address at P.O. Box 309, Ugland House, Grand Cayman KY1-1104 (“Assignor”) and Partners for Growth IV, L.P., 1660 Tiburon Blvd., Suite D, Tiburon, California 94920 (“Assignee”) pursuant to a Loan and Security Agreement, an Intellectual Property Security Agreement of even date herewith by and among Assignor and Assignee (the “IP Security Agreement”) and pursuant to certain other loan documents referenced therein (collectively, the “Loan Documents”).

WHEREAS, Assignor is the owner of certain trademarks, including all federal applications and/or registrations therefor, together with the goodwill of the business connected with the use of and symbolized thereby, as listed on Exhibit 1 hereto (the “Marks”); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Marks and all proceeds thereof and all other related claims and rights as more fully described in the IP Security Agreement in favor of the Assignee, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Marks and all proceeds thereof and gives notice of such security interest and the existence of such Security Agreement providing therefor.

Executed as of the date first above written.

Assignor:		Assignee:

BORQS International Holding Corp		PARTNERS FOR GROWTH IV, L.P.

By		By

Name:		Name:

Title:	Director	Title:	Manager, Partners for Growth IV, LLC Its General Partner

By

Name:

Title:	Director

EXHIBIT 1

BORQS International Holding Corp

Trademark Schedule

PATENT COLLATERAL AGREEMENT AND NOTICE

This Patent Collateral Agreement and Notice dated as of August __, 2016 (“Patent Agreement”), is between BORQS International Holding Corp, a company duly incorporated and validly existing under and by virtue of the Laws of The Cayman Islands, registered under company number 192127 and with registered office address at P.O. Box 309, Ugland House, Grand Cayman KY1-1104 (“Assignor”) and Partners for Growth IV, L.P., 1660 Tiburon Blvd., Suite D, Tiburon, California 94920 (“Assignee”) pursuant to a Loan and Security Agreement, an Intellectual Property Security Agreement of even date herewith by and among Assignor and Assignee (the “IP Security Agreement”) and pursuant to certain other loan documents referenced therein (collectively, the “Loan Documents”).

WHEREAS, Assignor is the owner of certain United States patents and/or patent applications as listed on Exhibit 1 hereto (the “Patents”); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Patents and all proceeds thereof and all other related claims and rights as more fully described in the IP Security Agreement in favor of the Assignee, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Patents and all proceeds thereof and gives notice of such security interest and the existence of the IP Security Agreement providing therefor.

Executed as of the date first above written.

Assignor:		Assignee:

BORQS International Holding Corp		PARTNERS FOR GROWTH IV, L.P.

By		By

Name:		Name:

Title:	Director	Title:	Manager, Partners for Growth IV, LLC Its General Partner

By

Name:

Title:	Director

EXHIBIT 1

BORQS International Holding Corp

Patent Schedule

COPYRIGHT COLLATERAL AGREEMENT AND NOTICE

This Copyright Collateral Agreement and Notice dated as of August __, 2016 (“Copyright Agreement”), is between BORQS International Holding Corp, a company duly incorporated and validly existing under and by virtue of the Laws of The Cayman Islands, registered under company number 192127 and with registered office address at P.O. Box 309, Ugland House, Grand Cayman KY1-1104 (“Assignor”) and Partners for Growth IV, L.P., 1660 Tiburon Blvd., Suite D, Tiburon, California 94920 (“Assignee”) pursuant to a Loan and Security Agreement, an Intellectual Property Security Agreement of even date herewith by and among Assignor and Assignee (the “IP Security Agreement”) and pursuant to certain other loan documents referenced therein (collectively, the “Loan Documents”).

WHEREAS, Assignor is the owner of certain copyrightable works which are the subject of United States copyright registrations and/or copyright applications as listed on Exhibit 1 hereto (the “Copyrights”); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Copyrights and all proceeds thereof and all other related claims and rights as more fully described in the IP Security Agreement in favor of the Assignee, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations, Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Copyrights and all proceeds thereof and gives notice of such security interest and the existence of the IP Security Agreement providing therefor.

Executed as of the date first above written.

Assignor:		Assignee:

BORQS International Holding Corp		PARTNERS FOR GROWTH IV, L.P.

By		By

Name:		Name:

Title:	Director	Title:	Manager, Partners for Growth IV, LLC Its General Partner

By

Name:

Title:	Director

EXHIBIT 1

BORQS International Holding Corp

COPYRIGHT SCHEDULE

DOMAIN RIGHTS COLLATERAL AGREEMENT AND NOTICE

This Domain Rights Collateral Agreement and Notice dated as of August __, 2016 (“Domain Agreement”), is between BORQS International Holding Corp, a company duly incorporated and validly existing under and by virtue of the Laws of The Cayman Islands, registered under company number 192127 and with registered office address at P.O. Box 309, Ugland House, Grand Cayman KY1-1104 (“Assignor”) and Partners for Growth IV, L.P., 1660 Tiburon Blvd., Suite D, Tiburon, California 94920 (“Assignee”) pursuant to a Loan and Security Agreement, an Intellectual Property Security Agreement of even date herewith by and among Assignor and Assignee (the “IP Security Agreement”) and pursuant to certain other loan documents referenced therein (collectively, the “Loan Documents”).

WHEREAS, Assignor is the owner of certain Domain Rights as defined in the Loan Documents which are, as of the date hereof, as listed on Exhibit 1 hereto (the “Domain Rights”); and

WHEREAS, Assignee has agreed to extend certain credit to Assignor on condition that the Assignor pledge and grant to Assignee as collateral for the Obligations (as defined in the Loan Documents) a security interest and lien in and to the Domain Rights and all proceeds thereof and all other related claims and rights as more fully described in the IP Security Agreement in favor of the Assignee, by and among Assignor and Assignee;

NOW THEREFORE, for good and valuable consideration, as security for the due and timely payment and performance of the Obligations: (1) Assignor hereby pledges and grants to Assignee a security interest and lien in and to the Domain Rights and all proceeds thereof and gives notice of such security interest and the existence of the IP Security Agreement providing therefor; and (2) Assignor hereby irrevocably appoints PFG as its lawful attorney-in-fact without any further authorization to take any action and file any notice on behalf of Assignor that Assignor itself could file in respect of its Domain Rights, including without limitation, to transfer Domain Rights, change administrative contacts in respect of Domain Rights, maintain Domain Rights, and provide instructions to domain hosting services and any domain name registrars.

Executed as of the date first above written.

Assignor:		Assignee:

BORQS International Holding Corp		PARTNERS FOR GROWTH IV, L.P.

By		By

Name:		Name:

Title:	Director	Title:	Manager, Partners for Growth IV, LLC Its General Partner

By

Name:

Title:	Director

EXHIBIT 1

BORQS International Holding Corp

DOMAIN RIGHTS

16